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                                  United States
                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report: October 14, 2005
                ----------------

                                 GeneLink, Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


      PA                        000-30518                        23-2795613
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(State or other           (Commission File Number)              (IRS Employer
Jurisdiction of                                                 Identification
Incorporation)                                                        No.)




    Newport Financial Center, 113 Povonia Avenue, #313, Jersey City, NJ 07310
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (800) 558-4363
                                                    --------------

                    100 S. Thurlow Avenue, Margate, NJ 08402
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          (Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 Termination of a Material Definitive Agreement
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     Effective October 14, 2005, the Board of Directors of GeneLink, Inc. (the
"Company") terminated the employment agreement dated as of January 1, 2003 of John R. DePhillipo, the Chief Financial Executive Officer and President of the Company.

ITEM 5.02 Departure of Principal Officers: Appointment of Principal Officers
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     Effective October 14, 2005, the Board of Directors of the Company
terminated the employment of John R. DePhillipo. Mr. DePhillipo was the Chief Executive Officer and President of the Company.

     The Board of Directors are interviewing candidates for the positions of Chief Executive Officer and Chief Financial Officer. Monte E. Taylor, a member of the Board of Directors of the Company, has been appointed acting Chief Executive Officer and President of the Company and acting Chief Financial Officer of the Company until such time as a new Chief Executive Officer and a new Chief Financial Officer are elected.

     Robert P. Ricciardi has been appointed Chairman of the Board of Directors of this Corporation.

ITEM 8.01 Other Events
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     Effective October 19, 2005, the Company's principal place of business is
Newport Financial Center, 113 Povonia Avenue, #313, Jersey City, NJ 07310 and its phone number is 1-800-558-4363.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GeneLink, Inc.
                                  --------------
                                  (Registrant)



                                  By: /s/ Monte E. Taylor, Jr.
                                     -----------------------------
                                     Name:  Monte E. Taylor, Jr.
                                     Title: Acting Chief Executive Officer
                                            and President


Dated: October 20, 2005